UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 3, 2021

Premier, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36092	35-2477140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13034 Ballantyne Corporate Place

Charlotte, NC 28277

(Address of Principal Executive Offices) (Zip Code)

(704) 357-0022

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 Par Value	PINC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 3, 2021, Premier, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders:

1.    elected three Class II Directors nominated to serve on the Company’s Board of Directors until the 2024 annual meeting of stockholders or until their successors are duly elected and qualified;

2.    ratified the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the Company’s fiscal year 2022;

3.    did not approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting (the “Proxy Statement”); and

4.    approved, on an advisory basis, every “one year” for the frequency with which stockholders will be provided future advisory votes on executive compensation.

A more complete description of each item is set forth in the Proxy Statement.

As of the record date for the Annual Meeting, there were 122,586,758 shares of the Company’s common stock issued and outstanding. Each share of common stock was entitled to one vote on each matter properly brought before the Annual Meeting. Votes representing approximately 82% of the voting power of the issued and outstanding common stock, as of the record date, were present in person or represented by proxy at the Annual Meeting.

The final voting results for the Annual Meeting were as follows:

Item 1—Election of Directors

Each of the three nominees named in the Proxy Statement was elected by the stockholders to the Company’s Board of Directors for three-year terms based on the following vote:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Terry D. Shaw	95,568,219	705,739	4,636,965
Richard J. Statuto	87,770,444	8,503,514	4,636,965
Ellen C. Wolf	96,055,610	218,348	4,636,965

Item 2—Ratification of the Appointment of Ernst & Young LLP

The appointment of Ernst & Young as the Company’s independent registered public accounting firm for the Company’s fiscal year 2022 was ratified by the stockholders based on the following vote:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
95,916,016	4,990,313	4,594	NA

Item 3—Advisory Vote to Approve Executive Compensation

The stockholders did not approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement, based on the following vote:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
28,991,373	65,414,841	1,867,744	4,636,965

Item 4—Advisory Vote on the Frequency of Holding an Advisory Vote on Executive Compensation

The stockholders chose, on an advisory basis, every “One Year” as the frequency with which stockholders will be provided future advisory votes on executive compensation:

1-Year	2 Years	3 Years	Votes Abstained	Broker Non-Votes
91,833,773	1,159,256	2,722,183	558,746	4,636,965

In accordance with the Board of Directors’ recommendation and the voting results on this advisory proposal, the Company will hold an annual advisory vote on the compensation of its named executives.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier, Inc.

By:	/s/ Michael J. Alkire
Name:	Michael J. Alkire
Title:	President and Chief Executive Officer

Date: December 3, 2021